                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            BOARDWALK CASINO, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           ANDREW N. BERNSTEIN, ESQ.
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3)   Filing Party:

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     4)   Date Filed:

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

                            BOARDWALK CASINO, INC.
                        3750 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89109
                           TELEPHONE: (702) 735-2400



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD THURSDAY, NOVEMBER 21, 1996



To the Shareholders:

          PLEASE TAKE NOTICE that a Special Meeting of Shareholders (the "Meeting) of Boardwalk Casino, Inc. (the "Company") will be held at the Holiday Inn Casino Boardwalk, 3750 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Thursday, November 21, 1996, at 11:00 a.m., local time, for the following purpose:

          1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 50,000,000 (the "Proposal").

          The Board of Directors has fixed the close of business on October 21, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof.

          A Proxy Statement which describes the foregoing Proposal and a form of Proxy accompany this Notice.

                                       By Order of the Board of Directors



                                       Louis J. Sposato
                                       Secretary

Dated: October 25, 1996



                                   IMPORTANT

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. ANY SHAREHOLDER GRANTING A PROXY MAY REVOKE THE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            BOARDWALK CASINO, INC.
                        3750 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89109


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD THURSDAY, NOVEMBER 21, 1996


                             SOLICITATION OF PROXY

          The accompanying proxy is solicited on behalf of the Board of Directors of Boardwalk Casino, Inc. (the "Company") for use at the Special Meeting of Shareholders of the Company (the "Meeting") to be held at the Holiday Inn Casino Boardwalk, 3750 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Thursday, November 21, 1996, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services.
The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about October 25, 1996.

          Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy "FOR" the proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 50,000,000.

                                 PURPOSE OF MEETING

          As stated in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, the only business to be conducted and the only matter to be considered and acted upon at the Meeting is as follows:

          1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 50,000,000 (the "Proposal").

                               VOTING AT MEETING

          The voting securities of the Company consist solely of common stock, $.001 par value per share (the "Common Stock").

          The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on October 21, 1996, at which time the Company had outstanding and entitled to vote at the Meeting 7,179,429 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date. Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

          Approval of the Proposal will require the affirmative vote of the holders of a majority of the Common Stock outstanding and entitled to vote at the Meeting.


                                STOCK OWNERSHIP

          The following table sets forth certain information regarding beneficial ownership of the Common Stock as of October 4, 1996, by (i) all persons known by the Company to be the owner, of record or beneficially, of more than five percent of the outstanding Common Stock, (ii) each director of the Company and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of October 4, 1996 are deemed outstanding for computing the percentage of the person holding such securities but are not outstanding for computing the percentage of any other person.

          As far as is known to management of the Company, no person owned beneficially more than five percent of the outstanding shares of Common Stock as of October 4, 1996 except as set forth below.


                                      SHARES BENEFICIALLY
        NAME                                 OWNED            PERCENT OF SHARES
        ----                          -------------------     -----------------

Norbert W. Jansen and Avis Jansen,          3,067,589                  42.7
  Trustees u/a/d 07/14/93 (1)

Norbert W. Jansen (1)                       3,210,089(3)               43.8

Avis P. Jansen (1)(2)                       3,210,089(3)               43.8

Louis J. Sposato (7)                           67,500(4)                  *

James Scibelli (7)                            370,000(5)                4.9

Keven J. Picardo (7)                           11,000(6)                  *

Franklin Custodian Funds, Inc. -             1,281,869(8)            15.1
  Income Series (7)

Warburg Pincus Growth & Income
  Fund (7)                                     675,000                9.4

Diversified Opportunities Group
  Ltd. (7)                                     753,840               10.5

All Executive Officers and Directors
as a group (6 persons)                       3,658,589               47.2

----------------------
* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) The business address of Norbert W. Jansen and Avis Jansen, Trustees u/a/d 07/14/93 (the "Jansen Trust"), Norbert W. Jansen and Avis P. Jansen is 3750 Las Vegas Boulevard South, Las Vegas Nevada 89109. Such shares are held of record and beneficially by The Jansen Trust but may be deemed to also be beneficially owned by Mr. Jansen (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since, as trustee of The Jansen Trust, Mr. Jansen has the power to direct the voting and disposition of such shares.

(2) Avis P. Jansen is the spouse of Norbert W. Jansen and is also deemed to beneficially own the 3,067,589 shares beneficially owned by Norbert W. Jansen and the Jansen Trust.

(3) Includes options currently exercisable to acquire 127,500 shares of Common Stock owned by Norbert W. Jansen and options currently exercisable to acquire 15,000 shares of Common Stock owned by Avis P. Jansen.

(4) Includes options currently exercisable to acquire 67,500 shares of Common Stock.

(5) Includes options currently exercisable to acquire 15,000 shares of Common Stock and 355,000 redeemable common stock purchase warrants sold by the Company in its initial public offering dated February 11, 1994 (the "Warrants"). Each Warrant entitles the holder thereof to purchase one share of Common Stock at $5.00 per share at any time until February 11, 1998, subject to earlier redemption under certain circumstances.

(6) Includes options currently exercisable to acquire 10,000 shares of Common Stock.

(7) The business address of Messrs. Sposato, Scibelli and Picardo is 3750 Las Vegas Boulevard South, Las Vegas, Nevada 89109. The business address of Franklin Custodian Funds, Inc. - Income Series is 777 Mariners Island Blvd., San Mateo, California 94404. The business address of Warburg Pincus Growth & Income Fund is 466 Lexington Avenue, New York, New York 10017.
     The business address of Diversified Opportunities Group Ltd. is c/o Jacobs Entertainment Ltd., 1231 Main Avenue, Cleveland, Ohio 44113.

(8) Represents warrants currently exercisable to acquire 1,281,869 shares of Common Stock.

             PROPOSAL TO AMEND COMPANY'S ARTICLES OF INCORPORATION

          On October 3, 1996, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation (the "Articles") to increase the number of shares of voting common stock, $.001 par value per share (the "Common Stock") that the Company is authorized to issue from 15,000,000 to 50,000,000 (the "Amendment").

          The Board has determined that an increase in the number of authorized shares of Common Stock is in the best interests of the Company and its shareholders. The Company intends to use authorized and unissued shares of Common Stock for various corporate purposes, including, but not limited to, possible future financing and acquisition transactions, possible recapitalization through a stock split or stock dividend, issuances of additional stock options or awards, and other corporate purposes. Authorized and unissued shares of Common Stock may be issued for the foregoing purposes by the Board without further shareholder action unless the issuance is in connection with a transaction for which shareholder approval is otherwise required under the Articles, applicable law, regulation or agreement.

          The Company presently has no definitive commitments, agreements or undertakings to issue any material amount of additional shares, other than in connection with outstanding options, warrants or other securities convertible into Common Stock. Shares of Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The issuance of additional shares of Common Stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power. In addition, issuance of shares of Common Stock could be used to make a change in control of the Company more difficult or costly by diluting stock ownership of persons seeking to obtain control of the Company or by permitting the Board of Directors to issue shares to purchasers favorable to the Board of Directors in opposing an effort to obtain control of the Company.

          Pursuant to Article III, Section 3.1 of the Articles, the Company is currently authorized to issue 15,000,000 shares of voting Common Stock and 15,000,000 shares of preferred class, having a par value of $.001 per share (the "Preferred Shares"). If the Amendment is approved, the number of authorized shares of voting Common Stock will be increased to 50,000,000 and the number of authorized shares of Preferred Shares will remain at 15,000,000. As of October 4, 1996, there were 7,179,429 outstanding shares of Common Stock and no outstanding shares of Preferred Shares.

          If the Proposal is adopted by the shareholders, Article III, Section
3.1 of the Articles will be amended to read in its entirety as follows:

              "Section 3.1.  Authorized Shares.  The aggregate number of shares
                             -----------------
          which the corporation shall have authority to issue is 65,000,000 shares, consisting of:

              (a) 50,000,000 shares of a single series of common class, having a par value of $.001 per share, each of which is entitled to one vote in all matters on which the stockholders of the corporation are required or permitted to vote (the "Common Shares"); and

              (b) 15,000,000 shares of preferred class, having a par value of $.001 per share (the "Preferred Shares")."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY FROM 15,000,000 TO 50,000,000.


                  PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                    AT NEXT ANNUAL MEETING OF SHAREHOLDERS

          Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by September 29, 1996. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

          The above notice and Proxy Statement are sent by order of the Board of Directors.




                                    Louis J. Sposato
                                    Secretary

October 25, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                            BOARDWALK CASINO, INC.
                         TO BE HELD NOVEMBER 21, 1996

   The undersigned hereby appoints Norbert W. Jansen and/or Louis J. Sposato as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Boardwalk Casino, Inc. held of record by the undersigned as of the close of business on October 21, 1996, at the Special Meeting of Shareholders to be held on Thursday, November 21, 1996, or any adjournment or postponement thereof.

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000 to 50,000,000 (the "Proposal").

           [_] FOR         [_] AGAINST         [_] ABSTAIN

  It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED IN FAVOR OF ITEM (1).

  The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated: ______________________, 1996

                                _______________________________________________
                                              (Signature)

                                _______________________________________________
                                      (Signature if held jointly)

                                Please mark, sign, date and return the proxy card promptly using the enclosed envelope

                                [_]  PLEASE CHECK THIS BOX IF YOU INTEND
                                     TO BE PRESENT AT THE MEETING.